SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): JULY 26, 2005
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                          COLUMBUS MCKINNON CORPORATION
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             (Exact name of registrant as specified in its charter)


                                    NEW YORK
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                 (State or other jurisdiction of incorporation)



             0-27618                                 16-0547600
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     (Commission File Number)             (IRS Employer Identification No.)



140 JOHN JAMES AUDUBON PARKWAY, AMHERST, NEW YORK               14228-1197
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    (Address of principal executive offices)                    (Zip Code)




        Registrant's telephone number including area code: (716) 689-5400
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          (Former name or former address, if changed since last report)

Item 2.02.        RESULTS OF OPERATION AND FINANCIAL CONDITION

         On July 26, 2005, the registrant issued a press release announcing financial results for the first quarter of fiscal 2006. The press release is annexed as Exhibit 99.1 to this Current Report on Form 8-K.

         The information contained in this Form 8-K and the Exhibit annexed hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such filing.


Item 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.


EXHIBIT NUMBER               DESCRIPTION

99.1                         Press Release dated July 26, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                     COLUMBUS MCKINNON CORPORATION


                                     By:    /S/ TIMOTHY T. TEVENS
                                            ----------------------------
                                     Name: Timothy T. Tevens
                                     Title: President and Chief Executive
                                               Officer


Dated:  JULY 26, 2005

                                  EXHIBIT INDEX


EXHIBIT NUMBER                  DESCRIPTION
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     99.1                       Press Release dated July 26, 2005